Assignment of PURCHASE OPTION AGREEMENT

THIS ASSIGNMENT OF PURCHASE OPTION AGREEMENT is dated for reference as of 13th December, 2002 and made,

BETWEEN:

securities trading services inc., a corporation organized under the laws of Nevis and having an address at P.O. Box 556, Memorial Square, Charlestown, Nevis West Indies

(the "Assignor")

AND:

SUN POWER CORPORATION, a Nevada corporation having its office at 414 Viewcrest Road, Kelowna B.C. CanadaBorrower1

(the "Assignee")

WITNESSES THAT WHEREAS:

  The Assignor has an option to purchase the La Verde Mine (the "Mine") by the purchase of all of the issued and outstanding securities of Minera Real de Cosala SA de CV (the "Company") pursuant to that certain Purchase Option Agreement (the "Purchase Option Agreement") between the Assignor, as optionee, and Ms. Maria de los Dolores Ernestina Hernandez Leal, both in her capacity as legal representative of the Company and in her capacity as a shareholder of the Company, and Ms. Ana Lucia Guinea Hernandez, a shareholder of the Company, as the optionors; and

  Assignee desires to purchase all of Assignor's right title and interest in and to the Purchase Option Agreement, the Company and the Mine.

THEREFORE in consideration of the sum of U.S.$1.00 and other good and valuable consideration now paid by the Assignee to the Assignor (the receipt and sufficiency of which is hereby acknowledged by the Assignor) the Assignor warrants and represents to and covenants with the Assignee as follows:

  INTERPRETATION

    Definitions

In this Assignment:

      "Assigned Property" means:

        all of the Assignor's estate, right, title and interest as optionee in and to the Mine, the Company and the Purchase Option Agreement, or portion(s) thereof demised thereunder;

        all moneys, claims, benefits, rights, demands, judgments, securities and the like whatsoever including any extensions or renewals thereof (collectively, the "Rights") which the Assignor may now or at any time hereafter have or be entitled to under or by virtue of or in respect of, or incidental to, the Purchase Option Agreement, including:

          any and all monies paid or payable to the Assignor under the Purchase Option Agreement;

          any and all benefits and advantages due or accruing due or at any time after the date hereof to become due to the Assignor under the Purchase Option Agreement or under the Rights relating thereto; and

          the benefit of all covenants, guarantees, representations, warranties and indemnities which have been or in the future are granted to, received or negotiated by the Assignor, or any agent of the Assignor, in respect of the Purchase Option Agreement and/or the Rights relating thereto; and

        all letters, papers and other documents in any way evidencing or relating to or which may, or at any time hereafter may, be received by the Assignor as security for or on account of the Purchase Option Agreement, the Rights relating thereto, or any of them;

      "Assignee" means the party so described above and its successors and assigns, whether immediate or derivative;

      "Assignment" or "this Assignment" means this Assignment including all recitals and schedules hereto and includes all amendments thereto and modifications, restatements or replacements thereof, from time to time;

      "Assignor" means the party so described above and its successors and assigns, whether immediate or derivative;

      "Mine" means the lands, mining claims and corresponding rights as defined by the Mexican mining law located in the State of Sinaloa and/or Durango, Mexico, as described in the Purchase Option Agreement and any Schedules thereto;

      "Purchase Option Agreement" means that certain Purchase Option Agreement dated November 27th, 2002 and made between the Assignor, as optionee, and Ms. Maria de los Dolores Ernestina Hernandez Leal, both in her capacity as legal representative of the Company and in her capacity as a shareholder of the Company, and Ms. Ana Lucia Guinea Hernandez, a shareholder of the Company, as the optionors, as amended from time to time;

      "Persons" or "Person" means and includes any individual, sole proprietorship, corporation, partnership, bank, joint venture, trust, unincorporated association, association, institution, entity, party or government (whether national, federal, provincial, state, municipal, city, county or otherwise and including any instrumentality, division, agency, body or department thereof);
      "Option Price" means the sum of U.S.$250,000, payable in restricted common shares of the Assignee at a deemed value of $0.25c; and
      "Option Closing Price" means the sum of U.S.$750,000, payable in restricted common shares of the Assignee at a deemed value of $0.25c

    Headings

    All headings and titles in this Assignment are for reference only and are not to be used in the interpretation of the terms hereof.

    Amendment

    Any amendment of this Assignment will not be binding unless in writing and signed by the Assignee and the Assignor.

    Included Words

    Wherever the singular or the masculine are used herein, the same will be deemed to include the plural or the feminine or the body politic or corporate where the context or the parties so require.

    Governing Law

    This Assignment will be construed and enforced under and in accordance with the laws of Nevis.

    Jurisdiction

    The Assignor agrees that any legal action or proceeding against it with respect to this Agreement will be settled via arbitration in such jurisdiction as the Assignee may elect.

    Any provision of this Assignment which is prohibited by law or otherwise ineffective will be ineffective only to the extent of such prohibition or ineffectiveness and will be severable without invalidating or otherwise affecting the remaining provisions of this Assignment.

    Joint and Several Liability

    If the Assignor is comprised of more than one Person, the representations, warranties, agreements, indemnity, and other obligations and liabilities of the Assignor contained in this Assignment are deemed to have been made or incurred by all of those Persons jointly and each of those Persons severally.

    Capacity

    If the Assigned Property or any portion thereof is held by the Assignor as a partner of a firm, as a trustee, as an agent, or in any other similar capacity, whether fiduciary or otherwise, each and every:

      warranty, representation, covenant, agreement, term, condition, proviso and stipulation; and

      assignment and other charge constituted hereby,

    made by or imposed upon the Assignor hereunder will be and be deemed to be jointly and severally made by or imposed upon the Assignor and the partnership, the beneficiary (or beneficiaries) of the trust, the principal(s) of the agent, or other entity (or entities), as the case may be, and each assignment and other charge contained in this Assignment will be deemed to be an assignment or charge against the interest and title of the partnership, the beneficiary (or beneficiaries), the principal(s), or such entity (or entities), as the case may be, in and to the Assigned Property, as well as being an assignment of or charge against the interest and title of the Assignor in and to the Assigned Property.

    Binding Effect

This Assignment will be binding on the Assignor and the respective heirs, executors, personal representatives, successors and assigns of each Person comprising the Assignor and will enure to the benefit of the Assignee and its successors and assigns.

  GRANT OF Assignment

    Grant of Assignment

  The Assignor hereby assigns, transfers and sets over the Assigned Property to the Assignee to have, hold and enjoy the same, with all and every benefit and advantage that may or can now or hereafter be derived therefrom and with full power and right to take all lawful measures and pursue all lawful remedies which the Assignor might have taken (and whether in the name of the Assignor or otherwise) for the full enforcement thereof and the enjoyment of all entitlements thereunder.

  Payment of Option price and Option closing price

    Payment of Option Price

    Within ten days after the execution of this Agreement by the last of the parties to sign it, Assignee shall cause its transfer agent to issue to Assignor one million restricted common shares (the "Option Shares") in the capital of Assignee.

    Payment of Option Closing Price

    In the event that the Assignee exercises the option to purchase contained in the Option Purchase Agreement, Assignee shall, at the closing of said option, cause its transfer agent to issue to Assignor three million restricted common shares (the "Option Closing Shares") in the capital of Assignee.

    Option Shares and Closing Option Shares Not Registered

  Assignor acknowledges that the Option Shares and the Closing Option Shares (collectively, hereinafter the "Securities") have not been and will not be registered pursuant to the securities laws of any jurisdiction and are being transferred pursuant to exemptions from registration contained in the United States Securities Act of 1933, as amended (the "1933 Act"), and the Securities may only be sold in a jurisdiction in accordance with the restrictions on resale prescribed under the laws of the jurisdiction in which such shares are sold, all of which may vary depending on the jurisdiction.

  Legend. It is understood and agreed that the certificates evidencing the Securities will bear the following legend:

  NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 ACT (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

  Assignor acknowledges that the Securities acquired pursuant to the terms of this Agreement will have such hold periods as are required under applicable securities laws and as a result may not be sold, transferred or otherwise disposed, except pursuant to an effective registration statement under the 1933 Act or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws.

  Assignor agrees that it will sign such reasonable documents as may be required by Assignee or its counsel in order to evidence that the transactions contemplated in this Agreement qualify for an exemption from the registration requirements of the 1933 Act.

  REGISTRATION RIGHTS

    If at any time the Assignee shall file with the Securities and Exchange Commission ("SEC"), a Registration Statement relating to an offering for its own account or the account of others, under the Securities Act of any of its equity securities other than of Form S4 or Form S8 or their own equivalents relating to equity securities to be issued solely in connection with any acquisitions of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Assignee shall include in such Registration Statement all of the Registrable Securities issued to the Assignor under this Agreement.

    Notwithstanding Article 4.1 above, the Assignee undertakes to file with the SEC, a Registration Statement incorporating all the Registrable Securities issued to the Assignor under this Agreement, no later than six months from date of acquisition by the Assignee of the securities of Minera Real de Cosala S.A. de CV as described in the Option to Purchase Agreement of 27th November 2002 and attached hereto as Schedule A.

    In the event that the Assignee fails to meet the provisions of Article 4.2 herein, the Assignee agrees to issue an additional one percent of the total number of securities issued to the Assignor under this Agreement, for each month that the Assignee is in breach of the registration provisions.

  REPRESENTATIONS AND WARRANTIES

    Representations and Warranties

    The Assignor represents and warrants to the Assignee with respect to the Assigned Property as follows:

      Authority to Assign: the Assignor has a good right, full power and absolute authority to assign, transfer, set over the Assigned Property to the Assignee in the manner contemplated by this Assignment;

      No Other Assignments: none of the Assigned Property has been previously assigned to or pledged or encumbered in favour of any other Person;

      Purchase Option Agreement Valid and Subsisting: the Purchase Option Agreement is a valid and subsisting Purchase Option Agreement and is in full force and effect;

      Purchase Option Agreements Complete: the Purchase Option Agreement represents the entire agreement between the parties thereto with respect to the subject matter thereof;

      No Breaches: the Assignor has not committed any act or omitted to perform any obligation, nor has the Assignor permitted any act or omission to occur, which would be a breach or a default of the Assignor's obligations pursuant to the Purchase Option Agreement or which would vitiate the continued obligations or liabilities of any other party to the Purchase Option Agreement;

      No Defaults: the Assignor is not aware of any default under the Purchase Option Agreement by the Assignor or by any other party thereto;

      No Disputes: there are no disputes of which the Assignor is aware between the Assignor and any other party to the Purchase Option Agreement concerning the Purchase Option Agreement;

      Obligations Performed: the Assignor has fulfilled and performed all of its obligations and liabilities under the Purchase Option Agreement to be performed by it through the date of this Assignment and has maintained all of its Rights thereunder; and

      No Consents Required: no consents are required from any other Person to the assignment of or creation of a security interest in the Assigned Property as contemplated hereby, in order to effect this assignment or create such security interest.

  MISCELLANEOUS

    Notice

    Any notice, demand or other document to be given, or any delivery to be made hereunder shall be effective if in writing and delivered in person and left with, or if telecopied and confirmed by prepaid registered letter addressed to the attention of:

      in the case of the Assignee, addressed as follows:

      Sun Power Corporation
      414 Viewcrest Road
      Kelowna B.C.

      Attention: President

      Fax Number: 250 764-7606

      with a copy to:

      Messrs Clark, Wilson
      Barristers & Solicitors
      800-885 West Georgia Street
      Vancouver BC V6C 3H1

      Attention: Ethan P. Minsky

      Fax Number: 604 687 6314

      in the case of the Assignor, addressed as follows:

    Securities Trading Services Inc.
    c/o Euro Helvetia Trust Company
    First Floor
    World Trade Center One
    10 route de'laeroport

    1215 Geneva 15

    Switzerland

    Attention : Mr. David Craven

    Fax Number: 011 41 22 799 0801

    Any notice, demand or other document or delivery so given or made shall be deemed to have been given or made and received at the time of delivery in person or on the business day next following the date of telecopying of the same. Any party hereto may from time to time by notice in writing change his or its address (or in the case of a corporate party, the designated recipient) for the purposes of this section.

    Execution in Counterparts

    If the Assignor is comprised of more than one party, this Assignment may be executed by such parties in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

    Time of the Essence

Time is of the essence of this Assignment.

IN WITNESS WHEREOF the Assignor has duly executed this Assignment on this 13th day of December , 2002 .

SECURITES TRADING SERVICES INC.

per: /s/ David Craven
David Craven

SUN POWER CORPORATION

per: /s/ Andrew Schwab
Authorized Signatory